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                           SEI ASSET ALLOCATION TRUST

                      TAX-MANAGED DEFENSIVE STRATEGY FUND
                     TAX-MANAGED CONSERVATIVE STRATEGY FUND
                       TAX-MANAGED MODERATE STRATEGY FUND
                     TAX-MANAGED CORE MARKET STRATEGY FUND
                    TAX-MANAGED MARKET GROWTH STRATEGY FUND

                        SUPPLEMENT DATED MARCH 17, 2005
       TO THE CLASS A AND CLASS I SHARES PROSPECTUSES DATED JULY 31, 2004

TEMPORARY CLOSING OF THE FUNDS TO NEW INVESTORS
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At a meeting of the Board of Trustees held on February 23, 2005, the Board of
Trustees approved the temporary closing of the Tax-Managed Defensive
Strategy, Tax-Managed Conservative Strategy, Tax-Managed Moderate Strategy, Tax-Managed Core Market Strategy and Tax-Managed Market Growth Strategy Funds (each a "Fund" and, together, the "Funds"), each a portfolio of the SEI Asset Allocation Trust (the "Trust"), to new investors. Accordingly, effective on or about March 4, 2005, the Funds ceased accepting trades from new investors until such date as the officers of the Trust may deem necessary or proper.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE